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                                                                    EXHIBIT 23.2

                           [Letterhead of KPMG LLP]

                  INDEPENDENT CERTIFIED ACCOUNTANTS' CONSENT

To: LSP Energy Limited Partnership
    LSP Batesville Funding Corporation
    LSP Energy, Inc.

We consent to the use of our report included in the prospectus which is part of the registration statement and to the reference to our firm under the heading "Experts" in the prospectus.


                                               /s/ KPMG LLP
                                               ----------------------------


Billings, Montana
December 20, 1999